---------------------------------------------------------------------------




                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) December 1, 1998

                  Residential Asset Funding Corporation.
---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



          North Carolina                333-64775          56-2064715
-----------------------------------  ----------------   ------------------
 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

 301 South College Street, TW-06
    Charlotte, North Carolina                              28202-6001
-----------------------------------                     ---------------
 (Address of Principal Executive                          (Zip Code)
             Offices)



    Registrant's telephone number, including area code (704) 374-4868
                                                       --------------------

                                No Change
---------------------------------------------------------------------------
      (Former name or former address, if changed since last report)


---------------------------------------------------------------------------

      Item 5.     Other Events
                  ------------

            In connection with the offering of RBMG Funding Co. Mortgage Loan Trust 1998-2, Asset Backed Notes, Series 1998-2 described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


      Item 7.     Financial Statements, Pro Forma Financial Information
                  and Exhibits.
                  ------------------------------------------------------

      (a)   Not applicable


      (b)   Not applicable


      (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                        RESIDENTIAL ASSET FUNDING CORPORATION
                        as Depositor and on behalf of RBMG Funding Co. Mortgage Loan Trust 1998-2

                        Registrant



                        By: /s/ Carolyn Eskeridge
                           ___________________________________________
                           Name:    Carolyn Eskeridge
                           Title:   Assistant Vice President




Dated:  December 8, 1998

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

                  Related Computational Materials (as defined in Item
99.1              5 above).